EXHIBIT 10.8.4


                ACKNOWLEDGMENT, CONSENT AND AGREEMENT (MSN 22237)

            ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("GUARANTOR"), with reference to the Guaranty, dated as of November 9, 2001 (the "GUARANTY"), made by Guarantor in favor of Polaris Holding Company and its successors and assigns ("GUARANTEED PARTY") relating to the Aircraft Lease Agreement, dated as of October 24, 2001, between Polaris Holding Company, as lessor, and Polar Air Cargo, Inc., as lessee, as supplemented by Lease Supplement No. 1 dated November 9, 2001 and the Letter Agreement No. 1 (as defined in such Aircraft Lease Agreement), and as assigned by Polaris Holding Company to Polaris Aircraft (Pacific Rim), Inc., assumed by Polaris Aircraft (Pacific Rim), Inc. and amended pursuant to the Aircraft Lease Assignment and Amendment Agreement, dated as of June 23, 2003, among Polaris Holding Company, Polaris Aircraft (Pacific Rim), Inc. ("LESSOR") and Polar Air Cargo, Inc. ("LESSEE") (as so supplemented and as so assigned and amended, the "LEASE"; capitalized terms used herein but not defined herein having the meanings stated or ascribed in the Lease), and to the other Operative Documents, DOES HEREBY (in each case, for the benefit of the Guaranteed Party and, in each case (except to the extent otherwise provided herein), without limitation of any term or provision of the Guaranty):

                  (i) ACKNOWLEDGE receipt (pursuant to and as required by the Guaranty) of notice of (a) the amendment of the Lease pursuant to Amendment Agreement (MSN 22237), dated as of August 1, 2003, between Lessor and Lessee (the "LEASE AMENDMENT"), and (b) the Restructuring Letter Agreement (MSN 22237), dated as of August 1, 2003, between Lessor and Lessee which is referred to in the Lease Amendment (THE "RESTRUCTURING LETTER AGREEMENT");

                  (ii) CONSENT to (a) the terms and provisions of the Lease Amendment and the Restructuring Letter Agreement, (b) the execution, delivery and performance thereof by Lessor and Lessee, and (c) the amendment of the Lease pursuant thereto and on the terms provided therein;

                  (iii) AGREE that, from and after the Effective Date (as defined in the Lease Amendment), (a) any reference in the Guaranty, the Lease or any other Operative Document, or otherwise by Guarantor, to the Lease shall mean the Lease, as amended by the Lease Amendment (including, without limitation, the references therein to the Restructuring Letter Agreement), and (b) any reference by Guarantor or Guaranteed Party to the Guaranty shall mean the Guaranty, as supplemented hereby; and

                  (iv) AGREE that, except as supplemented hereby, the Guaranty shall remain in full force and effect as in existence on the date hereof and is hereby ratified and confirmed in all respects.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, Guarantor has caused this Acknowledgment, Consent and Agreement to be executed and delivered as of this 18th day of November, 2003.

                                         ATLAS AIR WORLDWIDE HOLDINGS, INC.


                                         By /s/ Jeffrey H. Erickson
                                            ------------------------------------
                                            Name: Jeffrey H. Erickson
                                            Title: President & COO


      [Signature Page to Acknowledgment, Consent and Agreement (MSN 22237)]